UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under 240.14a-12

Longeveron Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1951 NW 7th Avenue, Suite 520 Miami, Florida 33136 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Wednesday, July 1, 2026 NAME ADDRESS1 ADDRESS2 COUNTRY Control #: XXXXXXXXXX As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, LONGEVERON INC. has elected to provide Internet access to its proxy statement, proxy voting card, proxy notice and annual report rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items The Board of Directors recommends a vote FOR the director nominees in Proposal 1 and FOR management Proposals 2, 3, 4, 5, and 6. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the director nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, and 6. 1. Election of Directors Nominees: 1a. Stephen H. Willard 1b. Leah Rush Cann 1c. Deborah Ascheim 2. Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of Class A common stock authorized to 175,000,000 shares 3. A pproval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of Common Stock at a ratio of 1:2 to 1:20, with the exact ratio within such range to be determined by the Board of Directors of the Company at their discretion 4. Approval of an amendment to the Third Amended and Restated Longeveron Inc. 2021 Incentive Award Plan, to increase the maximum number of shares authorized by the Plan by 5,000,000 shares and to make commensurate changes to the Plan 5. Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 6. Approval of a proposal to adjourn the Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the Proposals 2 and 3 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS The proxy statement, proxy voting card, proxy notice, and annual report to security holders are available online at: https://vote.colonialstock.com/LGVN2026 HOW TO VOTE BY INTERNET https://vote.colonialstock.com/LGVN2026 On the above website, you can vote by clicking “Vote” and then entering the control number above as directed. BY PHONE 877-285-8605 BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605. IN PERSON Vote in person at the meeting. MEETING INFORMATION Meeting Type: Annual Meeting Meeting Date: July 1, 2026 11:00 AM ET Meeting Location: TO BE HELD VIRTUALLY AT https://vote.colonialstock.com/LGVN2026 TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS: If you want to receive a paper or e-mail copy of these documents for this and/or future stockholder meetings, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: June 21, 2026 _ By Phone: (877) 285-8605 _ By Internet: https://vote.colonialstock.com/LGVN2026 _ By Email annualmeeting@colonialstock.com If requesting materials by email, please include the control number listed above with your request. Unless requested, you will not otherwise receive a paper or e-mail copy of these materials.